UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2011
Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay,
Wisconsin	54304

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-1.2

Item 8.01. Other Events.
Depositary Share Offering
On September 7, 2011, Associated Banc-Corp (the “Company”) entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, with respect to the issuance and sale of 2,600,000 depositary shares (the “Depositary Shares”), each representing a 1/40 interest in a share of the Company’s 8.00% Perpetual Preferred Stock, Series B, liquidation preference $1,000 per share (the “Preferred Stock Offering”).
The Preferred Stock Offering is more fully described in a prospectus supplement dated September 7, 2011 to the prospectus dated December 17, 2008 (the “Prospectus”) filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-156251) filed on December 17, 2008 (the “Registration Statement”). This Current Report on Form 8-K is being filed to incorporate the Preferred Stock Underwriting Agreement by reference into the Registration Statement. A copy of the Preferred Stock Underwriting Agreement has been attached as Exhibit 1.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Preferred Stock Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Senior Notes Offering
On September 8, 2011, the Company entered into an underwriting agreement (the “Senior Notes Underwriting Agreement”) with Goldman, Sachs & Co. with respect to the issuance and sale of $130,000,000 aggregate principal amount of the Company’s 5.125% senior notes due 2016 (the “Senior Notes Offering”). The notes offered in the Senior Notes Offering will be a qualified re-opening of and further issuance of the $300,000,000 aggregate principal amount of 5.125% senior notes due 2016 issued on March 28, 2011, and will form a single series with and be substantially identical in all respects to the outstanding notes (other than the public offering price and issue date), will have the same CUSIP number and will trade interchangeably with the outstanding notes.
The Senior Notes Offering is more fully described in a prospectus supplement dated September 8, 2011 to the Prospectus. This Current Report on Form 8-K is being filed to incorporate the Senior Notes Underwriting Agreement by reference into the Registration Statement. A copy of the Senior Notes Underwriting Agreement has been attached as Exhibit 1.2 to this Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Senior Notes Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed as part of this Report on Form 8-K:
1.1	Underwriting Agreement, dated September 7, 2011, between Associated Banc-Corp and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto.

1.2	Underwriting Agreement, dated September 8, 2011, between Associated Banc-Corp and Goldman, Sachs & Co.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
September 9, 2011	By:	/s/ Brian R. Bodager
	Name:	Brian R. Bodager
	Title:	General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 7, 2011, between Associated Banc-Corp and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto.

1.2	Underwriting Agreement, dated September 8, 2011, between Associated Banc-Corp and Goldman, Sachs & Co.